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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 8, 2002, with respect to the consolidated financial statements of T-3 Energy Services, Inc. and subsidiaries as of and for the years ended December 31, 2001 and 2000, included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-68354, 333-27827, and 333-62653.



Arthur Andersen LLP

Houston, Texas
March 27, 2002









                                     EX-282